Transactions with Managed Government-Owned Foundries	12 Months Ended
Dec. 31, 2010
Transactions with Managed Government-Owned Foundries [Abstract]
Transactions with Managed Government-Owned Foundries
22.	Transactions with Managed Government-Owned Foundries
The Company provided management services to Cension Semiconductor Manufacturing Corporation (“Cension”), a foundry owned by a municipal government. Prior to the termination of the management service in October 2010, management service revenues for 2010, 2009 and 2008 were $4,500,000, $6,000,000 and $12,000,000, respectively.
The Company also provided management services to Wuhan Xinxin Semiconductor Manufacturing Corporation (“Xinxin”), which is a government-owned foundry. In 2009, the Company ceased its recognition of management service revenue due to issues of collectability and no revenue was recorded in 2010.
Furthermore, the Company recorded a $115.8 million bad debt provision in the second half of 2009, of which $93.5 million and $21.1 million were due to long outstanding overdue receivables relating primarily to the revenue for management services rendered and related equipment sold, respectively. The Company further negotiated with Cension and reached an agreement to settle the balances between the two parties. Cension agreed to make cash payment of $47.2 million to the Company. The remaining balances were relinquished. The Company collected $28.5 million of payments from Cension during 2010 and recorded as a deduction of general and administrative expense in the consolidated statements of operations.